UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2020
(Date of earliest event reported)

Benchmark 2020-IG1 Mortgage Trust
(Central Index Key Number 0001801338)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-226123-07	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	[_]

Item 8.01.	Other Events.

On February 28, 2020, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as asset representations reviewer, of the Benchmark 2020-IG1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-IG1.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
1633 Broadway	4.12	4.2
F5 Tower	4.13	4.3
Bellagio Hotel and Casino	4.14	4.4
Kings Plaza	4.15	4.5
1501 Broadway	4.16	N/A(1)
805 Third Avenue	4.17	4.6
55 Hudson Yards	4.18	4.7
Southcenter Mall	4.19	4.8
181 West Madison	4.20	4.9
Parkmerced	4.21	4.10
560 Mission Street	4.22	4.5
Starwood Industrial Portfolio	4.23	4.8
650 Madison Avenue	4.24	4.11

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B, Class C and Class D Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $627,000,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc.

(“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, together in such capacity with JPMS, DBSI, CGMI and Drexel, the “Underwriters”), pursuant to the underwriting agreement, dated as of February 6, 2020 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On February 28, 2020, the Registrant sold the VRR Interest (the “VRR Interest”, and collectively with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $33,000,000, to JPMorgan Chase Bank, National Association (the “Retaining Purchaser”), Citi Real Estate Funding Inc. and Deutsche Bank AG, New York Branch (collectively, the “Retaining Parties”) pursuant to a VRR Interest Purchase Agreement, dated February 6, 2020, between the Depositor and the Retaining Parties (the “VRR Interest Purchase Agreement”). The VRR Interest was sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Benchmark 2020-IG1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed on February 28, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 13 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 28, 2020, between the Registrant and JPMCB, (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 28, 2020, between the Registrant and GACC, and (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 28, 2020, between the Registrant and CREFI.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and the Retaining Purchaser, pursuant to the VRR Interest Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated February 6, 2020 and as filed with the Securities and Exchange Commission on February 28, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of February 6, 2020.

On February 28, 2020, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $627,000,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $14,470,770, were approximately $18,529,230. Of the expenses paid by the Registrant, approximately $12,013,008 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $90,000 were paid to or for the Underwriters and $2,317,761 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226123) was originally declared effective on September 11, 2018.

On February 28, 2020, the Registrant also transferred the VRR Interest, having a principal amount of $33,000,000, to JPMorgan Chase Bank, National Association (in such capacity, the “Retaining Sponsor”) CREFI and Deutsche Bank AG, New York Branch, pursuant to the VRR Interest Purchase Agreement. The VRR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Retaining Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of the VRR Interest by the Retaining Parties from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by the Retaining Parties).

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the VRR Interest.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated February 6, 2020, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2020, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the BWAY 2019-1633 certificates, dated as of December 20, 2019, by and among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, as certificate administrator and as custodian, and Pentalpha Surveillance LLC, as operating advisor.

Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the BBCMS 2020-C6 certificates, dated as of February 1, 2020, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Trust and Servicing Agreement governing the issuance of the BX 2019-OC11 certificates, dated as of December 1, 2019, by and among Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the Benchmark 2020-B16 certificates, dated as of February 1, 2020, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as paying agent, as custodian and as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the CGCMT 2019-C7 certificates, dated as of December 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Trust and Servicing Agreement governing the issuance of the Hudson Yards 2019-55HY certificates, dated as of December 6, 2019, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 4.8	Pooling and Servicing Agreement governing the issuance of the GSMS 2020-GC45 certificates, dated as of January 1, 2020, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as general special servicer, CWCapital Asset Management LLC, as Starwood special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.9	Trust and Servicing Agreement governing the issuance of the JPMCC 2020-LOOP certificates, dated as of February 5, 2020, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.10	Trust and Servicing Agreement governing the issuance of the MRCD 2019-PARK certificates, dated as of December 19, 2019, by and among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.11	Trust and Servicing Agreement governing the issuance of the MAD 2019-650M certificates, dated as of December 8, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, LNR Partners, LLC as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.12	Co-Lender Agreement, dated as of December 20, 2019, by and among Goldman Sachs Bank USA, as Initial Note A-1-S-1 Holder, Initial Note A-1-C-1 – A-1-C-7 Holder and Initial Note B-1 Holder, DBR Investment Co. Limited, as Initial

Note A-2-S-1 Holder, Initial Note A-2-C-1 – Note A-2-C-7 Holder and Note B-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3-S-1 Holder, Initial Note A-3-C-1 – Note A-3-C-7 Holder and Initial Note B-3 Holder, and Wells Fargo Bank, National Association, as Initial Note A-4-S-1 Holder, Initial Note A-4-C-1 – Note A-4-C-7 Holder and Initial Note B-4 Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of February 19, 2020, by and among Barclays Capital Real Estate Inc., as Initial Note A-1-A Holder and Initial Note B-1 Holder, Barclays Bank PLC, as Initial A-1-B Holder and Initial Note A-1-C Holder, and DBR Investments Co. Limited, as Initial Note A-2 Holder and Initial Note B-2 Holder.

Exhibit 4.14	Agreement Between Noteholders, dated as of December 9, 2019, by and between Morgan Stanley Bank, N.A., as Initial Note Initial Note A-1-S1 Holder, Initial Note A-1-S2 Holder, Initial Note A-1-RL Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder, Initial Note A-1-C3 Holder, Initial Note A-1-C4 Holder, Initial Note A-1-C5 Holder, Initial Note B-1-S Holder, Initial Note B-1-RL Holder and Initial Note C-1-S Holder, Citi Real Estate Funding Inc., as Initial Note A-2-S1 Holder, Initial Note A-2-S2 Holder, Initial Note A-2-RL Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder, Initial Note A-2-C5 Holder, Initial Note B-2-S Holder, Initial Note B-2-RL Holder and Initial Note C-2-S Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3-S1 Holder, Initial Note A-3-S2 Holder, Initial Note A-3-RL Holder, Initial Note A-3-C1 Holder, Initial Note A-3-C2 Holder, Initial Note A-3-C3 Holder, Initial Note A-3-C4 Holder, Initial Note A-3-C5 Holder, Initial Note B-3-S Holder, Initial Note B-3-RL Holder and Initial Note C-3-S Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, National Association, Societe Generale Financial Corporation and Wells Fargo Bank, National Association.

Exhibit 4.16	Co-Lender Agreement, dated as of February 28, 2020, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-5 Holder.

Exhibit 4.17	Agreement Between Noteholders, dated as of December 12, 2019, by and among Citi Real Estate Funding Inc., as Initial Note A Holder, and Citi Real Estate Funding Inc., as Initial Subordinate Noteholder.

Exhibit 4.18	Co-Lender Agreement, dated as of November 21, 2019, by and between Wells Fargo Bank, National Association, as an Initial Note A Holder, DBR Investments Co. Limited, as an Initial Note A Holder, Morgan Stanley Bank, National Association, as an Initial Note A Holder, Wells Fargo Bank, National Association, as Initial Note B-1 Holder, DBR Investments Co. Limited, as Initial Note B-2 Holder, and Morgan Stanley Bank, National Association, as Initial Note B-3 Holder

Exhibit 4.19	Agreement Between Noteholders, dated as of January 30, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2 Holder, DBR Investments Co. Limited, as Initial Note A-3 Holder, DBR Investments Co. Limited, as Initial Note A-4 Holder, DBR Investments Co. Limited, as Initial Note A-5 Holder, and DBR Investments Co. Limited, as Initial Note A-6 Holder.

Exhibit 4.20	Co-Lender Agreement, dated as of February 5, 2020, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.

Exhibit 4.21	Co-Lender Agreement, dated as of December 5, 2019, by and among Barclays Bank PLC, as Note A-1 Holder, Citi Real Estate Funding Inc., as Note A-2 Holder, Barclays Bank PLC, as Note A-3 Holder, Citi Real Estate Funding Inc., as Note A-4 Holder, Barclays Bank PLC, as Note A-5 Holder, Citi Real Estate Funding Inc., as Note A-6 Holder, Barclays Bank PLC, as Note A-7 Holder, Citi Real Estate Funding Inc., as Note A-8 Holder, Barclays Bank PLC, as Note B-1 Holder, and Citi Real Estate Funding Inc., as Note B-2 Holder.

Exhibit 4.22	Agreement Between Noteholders, dated as of January 30, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1-1 Holder, DBR Investments Co. Limited, as Initial Note A-1-2-A Holder, DBR Investments Co. Limited, as Initial Note A-1-2-B Holder, DBR Investments Co. Limited, as Initial Note A-1-3 Holder, DBR Investments Co. Limited, as Initial Note A-1-4 Holder, Bank of America, N.A., as Initial Note A-2-A Holder, and Bank of America, N.A., as Initial Note A-2-B Holder.

Exhibit 4.23	Agreement Between Noteholders, dated as of January 30, 2020, by and between DBR Investments Co. Limited, as Initial Note A-1 Holder, DBR Investments Co. Limited, as Initial Note A-2-1 Holder, DBR Investments Co. Limited, as Initial Note A-2-2 Holder, DBR Investments Co. Limited, as Initial Note A-3-1 Holder, DBR Investments Co. Limited, as Initial Note A-3-2 Holder, DBR Investments Co. Limited, as Initial Note A-4 Holder, and DBR Investments Co. Limited, as Initial Note B Holder.

Exhibit 4.24	Agreement Between Noteholders, dated as of November 26, 2019, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-4 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder and Initial Note A-5 Holder, Barclays Capital Real Estate Inc., as Initial Note A-3 Holder and Initial Note A-6 Holder, BMO Harris Bank N.A., as Initial Note A-7 Holder, Citi Real Estate Funding Inc., as Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note B-2 Holder, Barclays Capital Real Estate Inc., as Initial Note B-3 Holder, and BMO Harris Bank N.A., as Initial Note B-4 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2020.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2020 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 6, 2020.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 28, 2020, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 28, 2020, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of February 28, 2020, Citi Real Estate Funding Inc., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2020	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ John Miller
Name: John Miller Title: Vice President

BMARK 2020-IG1: FORM 8-K